Exhibit 24



                                POWER OF ATTORNEY

              FOR THE ACQUISITION OF MARITIME BANK & TRUST COMPANY

     Each director whose signature appears below appoints James C. Smith or John
V. Brennan, jointly and severally, each in his own capacity, as true and lawful attorneys-in-fact, with full power of substitution in such director's name, place and stead, in any and all capacities to sign the Registration Statement on Form S-4 and any amendments to the Form S-4, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be signed in counterparts.


                         [Signatures on following page]

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney on October 26, 1998.

/s/ Richard H. Alden                           /s/ Achille A. Apicella
-------------------------                      ----------------------------
Richard H. Alden                               Achille A. Apicella

/s/ Joel S. Becker                             /s/ O. Joseph Bizzozero, Jr.
-------------------------                      ----------------------------
Joel S. Becker                                 O. Joseph Bizzozero, Jr.

/s/ George T. Carpenter                        /s/ John J. Crawford
-------------------------                      ----------------------------
George T. Carpenter                            John J. Crawford

/s/ Harry P. DiAdamo, Jr.                      /s/ Robert A. Finkenzeller
-------------------------                      ----------------------------
Harry P. DiAdamo, Jr.                          Robert A. Finkenzeller

/s/ Walter R. Griffin                          /s/ J. Gregory Hickey
-------------------------                      ----------------------------
Walter R. Griffin                              J. Gregory Hickey

/s/ C. Michael Jacobi                          /s/ John F. McCarthy
-------------------------                      ----------------------------
C. Michael Jacobi                              John F. McCarthy

/s/ James C. Smith                             /s/ Sister Marguerite Waite
-------------------------                      ----------------------------
James C. Smith                                 Sister Marguerite Waite